REITWEEK 2019: CONFERENCE PRESENTATION NEW YORK HILTON MIDTOWN I NYC I JUNE 4-6, 2019

SAFE HARBOR STATEMENT AND LEGAL DISCLOSURE Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from expected results. These statements may be identified by our use of words such as “expects,” “plans,” “estimates,” “anticipates,” “projects,” “intends,” “believes,” and similar expressions that do not relate to historical matters. Such risks, uncertainties, and other factors include, but are not limited to, changes in general and local economic and real estate market conditions, rental conditions in our markets, fluctuations in interest rates, the effect of government regulations, the availability and cost of capital and other financing risks, risks associated with our value-add and redevelopment opportunities, the failure of our property acquisition and disposition activities to achieve expected results, competition in our markets, our ability to attract and retain skilled personnel, our ability to maintain our tax status as a real estate investment trust (REIT), and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in our Form 10-KT for the transition period ended December 31, 2018. We assume no obligation to update or supplement forward-looking statements that become untrue due to subsequent events. 2 www.iretapartments.com REITweek: 2019 Investor Conference

WHY IRET? Internal Growth Enhanced operating platform opportunities to spur Opportunity organic growth with minimal capital requirement Increased Strong balance sheet with sufficient liquidity to Flexibility capitalize on future opportunities Differentiated Increased exposure to target markets in Minneapolis Markets and Denver through disciplined capital recycling Value-Add Deep pipeline of value-add opportunities in our Opportunities current portfolio Experienced Dynamic and experienced management team and board of trustees with an owner mentality and sound Leadership strategic plan 3 www.iretapartments.com REITweek: 2019 Investor Conference

COMPANY SNAPSHOT

- **Founded in 1970**
- **Apartment owner/operator with 13,975 homes in differentiated markets**
- **Publicly traded since 1997**
- **Net Asset Value (NAV) - $71 per Share[(2)]**
- **Enterprise value of $1.6 Billion[(3)]**

GUIDANCE

- **Midpoint of 2019 CFFO per share growth guidance is 6.30%**
- **Midpoint of 2019 same-store NOI growth is 3.25%**



Billings
Minot
Grand Forks
Bismarck
St. Cloud
Minneapolis
Rapid City
Sioux Falls
Rochester
Omaha
Denver
Topeka
Size of circle represents approximate proportion of total proforma 2019 NOI

Region	% of Proforma 2019 NOI	Homes	Average Revenue
Minneapolis, MN	22.5%	2,259	$1,553
Rochester, MN	14.3%	1,711	$1,257
Denver, CO	9.7%	664	$1,968
Grand Forks, ND	8.5%	1,555	$946
Omaha, NE	7.8%	1,370	$959
Bismarck, ND	7.5%	1,259	$990
St. Cloud, MN	7.0%	1,190	$1,016
Sioux Falls, SD	5.3%	969	$913
Topeka, KS	5.2%	1,042	$846
Billings, MT	5.0%	770	$971
Minot, ND	4.2%	712	$1,035
Rapid City, SD	3.0%	474	$991
Total / Average	**100.0%**	**13,975**	**$1,134**

(1) Average NAV per covering analyst – Baird, Boenning & Scattergood, D.A. Davidson

(2) See page 9 for breakdown

% of NOI by Market - Proforma 2019 vs Actual 2017



2017
Proforma 2019
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Minneapolis
Rochester
Denver
Grand Forks
Omaha
Bismarck
St. Cloud
Sioux Falls
Topeka
Billings
Minot
Rapid City
Williston

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OPERATIONAL AND MARGIN-ENHANCING INITIATIVES

Focusing efforts to harvest organic growth from operational enhancements and margin-enhancing initiatives

Improvement in financial performance to be generated from process improvements, revenue generating ideas, human capital initiatives, and systems and technology investments

Average Revenue / Home



$992
$1,075
$1,943
Apr-18 Same-Store Pool
Current Same-Store Pool
Current Non-Same-Store

On a quarter-over-quarter basis, we have seen a **15% increase** in revenue line items associated with these initiatives.



55%
56%
57%
58%
59%
60%
61%
62%
63%
64%
65%
December 2018 (57.1%)
April 2018 (55.1%)
5% increase in SS operating margin
RISEBY5

Organic Growth Opportunity[1]

Incremental NOI[2]	Incremental Value at 6.1% Cap Rate[3]	Incremental Net Value Per Share[4]
$5.3M	$86.9M	$6.62

NAV Creation Opportunity

$6.62

Per Share

[1]These projections constitute forward-looking information.

[2]Incremental NOI is 2018 same-store revenue *multiplied* by 60.1% operating margin *minus* 2018 NOI

[3]Represents incremental NOI, divided by a 6.1% cap rate. This cap rate represents the average cap rate used by covering analysts in their NAV calculation

[4]Total outstanding shares and OP units as of March 31, 2019 was 13,133,000

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DRIVING INTERNAL GROWTH Our plan is producing consistent growth that has outpaced peers YoY Same-Store NOI Growth 10.0% 8.7% 9.0% 8.0% 6.4% 7.0% 5.8% 6.0% 4.7% 4.6% 5.0% 4.0% 2.8% 3.0% 2.0% 1.0% 0.0% 3Q FY18 4Q FY18 1Q FY19 2Q FY19 4Q CY18 1Q CY19 IRET MF Average Peer Average Growth rate comparisons are made based on most comparable calendar quarter to IRET’s previous fiscal quarter schedule Peer average includes AIV, CPT, IRT, NXRT, and MAA IRET converted to a December 31 fiscal year end in December 2018 6 www.iretapartments.com REITweek: 2019 Investor Conference

GROWING RENTAL REVENUE: CURRENT OUTLOOK Strong same-store performance has continued into this quarter. Non same-store is stabilized and performing Same-Store Lease Over Lease Pricing (2,819 Leases) Same-Store Physical Occupancy 98.0% 8.0% 6.5% 6.0% 5.3% 96.0% 4.3% 4.3% 4.4% 4.4% 4.0% 94.0% 2.0% 92.0% 0.0% 90.0% April May New Lease Renewal Blended 2017 2018 2019 Non Same-Store Lease Over Lease Pricing (212 Leases) 10.0% 8.3% . 8.0% 7.0% Non-same-store physical occupancy as of 6.0% 6.0% May 30, 2019 is 94.7% 6.0% 4.2% . Our non-same-store portfolio is fully stabilized 4.0% . 1.6% There is no lease-up exposure in our 2.0% non-same-store portfolio 0.0% April May New Lease Renewal Blended *May 2019 lease over lease pricing and occupancy information through May 30, 2019 7 www.iretapartments.com REITweek: 2019 Investor Conference

PEER COMPARISON We continue to view share repurchases as an attractive use of capital First Quarter 2019 Peer Same-Store1 Avg. AIV CPT IRT NXRT MAA No. of SS Units 12,848 38,349 28,039 42,618 13,697 11,471 95,920 Revenue Growth 4.1% 3.8% 4.2% 3.7% 4.0% 4.7% 2.3% Expense Growth 3.6% 2.2% 0.8% 3.8% 2.5% 2.0% 2.1% NOI Growth 4.6% 3.8% 4.2% 3.7% 4.0% 4.7% 2.3% Occupancy 95.6% 95.0% 97.0% 95.8% 92.5% 93.6% 95.9% Average Rent $1,013 $1,359 $2,041 $1,495 $1,048 $996 $1,216 Implied Cap Rate2 6.6% 5.4% 5.8% 4.9% 5.6% 5.1% 5.5% 1Data as originally reported on company financials 2Implied Cap Rate is calculated by dividing average analyst estimated 2019 NOI by the sum of total debt & preferred equity from latest financials and March 31, 2019 equity market cap IRET trades at a discount compared to peers Average Analyst Peer Average Valuation Comparison Cap Rate of 6.1% Cap Rate of 5.4% Enterprise Value based on midpoint of NOI guidance $1,765,186 $1,994,006 and given Cap Rate (1000s) Total Debt & Pref as of 3/31/19 (812,281) (812,281) NAV 952,905 1,181,725 Shares Outstanding as of 3/31/19 13,133 13,133 Resulting NAV Per Share $72.56 $89.98 Discount to 3/31/19 Share Price (17.4%) (33.4%) 8 www.iretapartments.com REITweek: 2019 Investor Conference

CAPITAL STRUCTURE AS OF MARCH 31, 2019

A strong and flexible balance sheet allows us to execute our investment and operational strategies

$ in thousands, except where noted

$1.6B Total Capitalization



$115M Preferred Equity
Series D Preferred 1%
$696M Total Debt
Series C Preferred 6%
Secured Debt 27%
Unsecured Debt 17%
$787M Common Equity*
Common Equity 49%

**Share price $59.91 as of Mar 31, 2019*

Debt Summary	Amount	% of Total	Weighted Avg. Rate	Weighted Avg. Maturity
Total Secured Debt	**$447,587**	**64%**	**4.51%**	**4.1 Years**
Mortgage Debt	$432,587	62%	4.54%	4.2 Years
Secured LOC Balance	$15,000	2%	3.89%	3.4 Years
Total Unsecured Debt	**$248,677**	**36%**	**3.96%**	**4.7 Years**
Unsecured LOC Balance[(1)]	$103,677	15%	3.91%	3.3 Years
Unsecured Term Loans	$145,000	21%	3.99%	5.6 Years
Total Debt	**$696,265**	**100%**	**4.32%**	**4.3 Years**
Fixed Rate	$577,588	83%	4.40%	4.5 Years
Variable Rate	$118,677	17%	3.91%	3.3 Years

(1) LOC commitments total $250M



Unsecured Debt
Secured Debt
$19,068
$74,836
$103,702
$152,789
LOC
$49,093
$70,000
Term Loan A
$109,252
Term Loan B
$55,184
$55,284
$0
$7,057
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
Thereafter

	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028	Thereafter
% of Total Maturing	2.7%	10.7%	14.9%	21.9%	7.1%	10.1%	15.7%	7.9%	7.9%	0.0%	1.0%
Weighted Average Interest Rate	5.72%	5.37%	5.24%	4.00%	4.02%	3.49%	4.22%	3.74%	3.47%	0.0%	5.40%

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CAPITAL RECYCLING Significantly improved the quality of our portfolio since April 30, 2017 Over the past 2 years, our capital recycling program has We focus our energy and capital on enhanced our multifamily portfolio by improving: improving 3 Long-Term Metrics . The quality of our portfolio as evidenced by increased rents, and higher after cap ex NOI margin . The long-term growth of our multifamily portfolio Portfolio Quality . Management calculated NAV per share Capital uses include: AFFO . Acquisitions NAV/Share Growth . Value-add program . Share repurchases . Paying down debt Average Revenue Per Unit After Cap Ex NOI Margin $2,500 60% 58% $1,943 $2,000 55% $1,500 50% 45% 45% $1,000 $878 40% $500 35% $- 30% Acquired Assets Sold MF Assets Acquired Assets Sold MF Assets ($417.1M) ($41.5M) ($417.1M) ($41.5M) 10 www.iretapartments.com REITweek: 2019 Investor Conference iret VALUE-ADD OPPORTUNITY

Highlights

- We are moving forward to deliberately mine the opportunities in our portfolio. Currently, we have approved $33 million of value-add projects in 25% of the homes in our portfolio
- Expected investment in 2019 is $5.7 million and is expected to be neutral to FFO in 2019 due to timing
- Approximately 42% of homes have not been renovated since before 2008

Property / Project	Region	Years to Complete	Estimated Cost	Estimated ROI[1]
Park Place	Minneapolis, MN	4.0	$7,500,000	**14% - 16%**
Cimarron Hills	Omaha, NE	3.0	$4,000,000	**10% - 16%**
Colonial Villa	Minneapolis, MN	4.0	$3,600,000	**14% - 16%**
Colony	Lincoln, NE	3.0	$3,500,000	**10% - 18%**
Lakeside	Lincoln, NE	3.0	$2,700,000	**15% - 16%**
Whispering Ridge	Omaha, NE	1.0	$2,100,000	**18% - 23%**
Total Approved Pipeline[2]			$33,300,000	**15% - 18%**

[1] *Estimated ROI includes any expected vacancy loss and only includes return on invested capital of project and does not include any rent increase due to normal year-over-year market rent increase*
[2] *Total Approved Pipeline includes projects not shown above*

Project Status

Property / Project	Units	% Complete	Cost	Estimated ROI[1]
Red 20	130 + Common Areas	100%	$277,000	26%
Laundry Coin to Card Conversion	1,583	100%	$400,000	19%
Park Place	500	20%	$7,500,000	15%
In-Unit Laundry Conversion	1,586	13%	$1,400,000	34%
LED Retrofit	5,360	8%	$1,000,000	28%
Colonial Villa	240	4%	$3,600,000	15%
Woodridge	110 + Common Areas	3%	$1,300,000	14%
Regency Park Estates	147	3%	$500,000	25%

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ACQUISITION CASE STUDY – SOUTHFORK

Opportunity

- SouthFork Townhomes is a 272-unit community built in 1988 & 1990 and purchased by IRET from the original developers in February 2019
- The developers would have incurred a significant tax bill in a cash sale
- IRET was able to work with the seller to reach a mutually beneficial preferred unit structured deal
- IRET is bringing our operational discipline to improve resident experience and optimize revenue





Deal Structure	
Purchase Price	$44,000,000
Cash Paid	$27,440,000
Series D Preferred Units	$16,560,000
Preferred Dividend	3.862%
Waterfall Priority	Senior to all other Operating Partnership Units and common equity Pari passu with Series C Preferred equity
Exchange Feature	Holder has the right to exchange each unit for common units or equity at $72.50
Tax Protection	7 years of 100% tax protection
Put Right	Perpetual right to put all, or any part, for the issue price in cash

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MARKETS UPDATE

Minneapolis – St. Paul and Denver boast extremely tight job markets, characterized by a highly educated workforce

% of Adult Population with Bachelor's Degree or Higher



Washington-Arlington-Alexandria, DC-VA-MD-WV
50.8%
San Francisco-Oakland-Hayward, CA
49.3%
Boston-Cambridge-Newton, MA-NH
47.6%
Denver-Aurora-Lakewood, CO
43.9%
Seattle-Tacoma-Bellevue, WA
41.9%
Minneapolis-St. Paul-Bloomington, MN-WI
41.7%
Portland-Vancouver-Hillsboro, OR-WA
40.3%
New York-Newark-Jersey City, NY-NJ-PA
39.6%
Baltimore-Columbia-Towson, MD
39.5%
San Diego-Carlsbad, CA
38.8%
Atlanta-Sandy Springs-Roswell, GA
37.9%

Unemployment Rate (1)



2.2%
Boston, MA MSA
2.6%
San Antonio, TX MSA
2.7%
Denver, CO MSA
2.7%
Orlando, FL MSA
2.8%
Twin Cities, MN MSA

Both of these characteristics support strong incomes

Rank	Metropolitan Area	Median Household Income
1	San Francisco-Oakland-Hayward, CA MSA	$101,714
2	Washington-Arlington-Alexandria, DC-VA-MD-WV MSA	$99,669
3	Boston-Cambridge-Newton, MA-NH MSA	$85,691
4	Seattle-Tacoma-Bellevue, WA MSA	$82,133
5	Baltimore-Columbia-Towson, MD MSA	$77,394
6	Minneapolis-St. Paul-Bloomington, MN-WI MSA	$76,856
7	Denver-Aurora-Lakewood, CO MSA	$76,643
8	San Diego-Carlsbad, CA	$76,207
9	New York-Newark-Jersey City, NY-NJ-PA	$75,368
10	Portland-Vancouver-Hillsboro, OR-WA	$71,931

Data shown is latest available from US Census Bureau and Bureau of Labor Statistics
(1) Preliminary April 2019 Unemployment Rate

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MINNEAPOLIS–ST. PAUL IS STRONG

Economic Drivers

- The Minneapolis–St. Paul economy is supported by large corporations in diverse industries that generate stable job growth. Nineteen *Fortune* 500 companies and eight companies on *Forbes'* list of America's 225 largest private companies, including Cargill at #1, are headquartered in Minnesota
- Minneapolis–St. Paul's skilled labor force powers companies in a mix of industries, including agriculture, manufacturing, retail, medical devices, biosciences, healthcare, IT, and clean energy
- Axiometrics forecasts rental growth of 3.2% and vacancy of 3.3% in 2019

19 Fortune 500 Companies

Rank	Company	Rank	Company
5	United Health Group	216	Land O' Lakes
39	Target	252	Ameriprise Financial
72	Best Buy	266	Xcel Energy
96	CHS	323	Hormel Foods
97	3M	343	Thrivent Financial
122	U.S. Bancorp	382	Mosaic
180	Supervalu	462	Securian Financial
182	General Mills	490	Patterson
193	C.H. Robinson	496	Polaris
215	Ecolab		

Effective Apartment Rent Growth



6%
5%
4%
3%
2%
1%
0%
5.3%
4.7%
3.1%
3.8%
3.1%
3.2%
2.2%
3.8%
2.6%
4.9%
3.3%
3.3%
3.9%
2.3%
4.6%
4.2%
4.9%
4.8%
2011
2012
2013
2014
2015
2016
2017
2018
YTD 2019
Twin Cities
National

Apartment Vacancy



8%
7%
6%
5%
4%
3%
2%
1%
0%
4.70%
3.10%
2011
2012
2013
2014
2015
2016
2017
2018
YTD 2019
Twin Cities
National

Data shown is latest available from Bureau of Labor Statistics, US Census Bureau, Fortune, and Axiometrics
Note: 2019 YTD through 3/31/19

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iret DENVER'S ECONOMY IS THRIVING

Economic Drivers

- Denver's advantageous location, livability, skilled workforce, and attractiveness for doing business have prompted job creation throughout the metro area as employers relocate and entrepreneurs create new ventures. The Denver metro area has added 325,000 jobs since the beginning of 2010
- The region's economy is deeply rooted in high-quality industries such as aerospace, technology, healthcare, energy, transportation, finance, and tourism
- Relative to incomes, single family home prices in Denver are high at $438,300 as of 4Q18, driving approximately 51% of the population to rent (national average = 36%)


Total Nonfarm Payrolls (SA 2010-present)
Indexed to Jan 2010 = 100
130
125
120
115
110
105
100
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019
+28%
+16%
Denver
National


Effective Apartment Rent Growth
12%
10%
8%
6%
4%
2%
0%
6.5%
4.7%
6.7%
3.8%
6.9%
3.2%
8.8%
3.8%
9.7%
4.9%
3.2%
3.3%
3.0%
2.3%
3.4%
4.2%
5.0%
4.8%
2011 2012 2013 2014 2015 2016 2017 2018 YTD 2019
Denver
National


Apartment Vacancy
8%
7%
6%
5%
4%
3%
2%
1%
0%
2011 2012 2013 2014 2015 2016 2017 2018 YTD 2019
5.3%
4.7%
Denver
National

Data shown is latest available from Bureau of Labor Statistics, US Census Bureau, Fortune, National Association of Realtors, and Axiometrics
Note: 2019 YTD through 3/31/19

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UNDERSTANDING OUR SECONDARY MARKETS These five markets, plus Minneapolis-St. Paul and Denver are expected to make up 77% of proforma 2019 NOI Rochester, MN Omaha, NE Grand Forks, ND St. Cloud, MN Bismarck, ND Population 218,280 933,316 102,414 197,759 132,142 Median Household Income $71,985 $65,619 $48,609 $61,943 $66,087 Unemployment Rate(1) 2.7% 2.9% 2.8% 3.3% 2.6% Mayo Clinic State of Nebraska University of ND CentraCare Health State of ND Major Employers IBM Union Pacific Altru Health State of Minnesota Sanford Health Number of IRET Homes 1,711 1,370 1,555 1,190 1,259 Total Multifamily Supply 13,041 77,674 15,761 16,772 13,826 Same-Store Average Revenue per Unit(2) $1,257 $959 $946 $1,016 $990 Same-Store Occupancy(3) 96.5% 95.3% 93.8% 95.7% 96.4% Sources: US Census Bureau, Bureau of Labor Statistics, IRET, Axiometrics, Company Filings and Disclosures, and IRET Research (1) Preliminary April 2019 Unemployment Rate (2) 1Q19 Weighted Average Monthly Revenue per Occupied Home (3) 1Q19 Weighted Average Occupancy 16 www.iretapartments.com REITweek: 2019 Investor Conference

BEST IN CLASS GOVERNANCE

Executive Management Team

Mark O. Decker, Jr.
PRESIDENT AND CEO

- Former investment banker with 18 years focused on small/mid cap REITs

John A. Kirchmann
EVP AND CFO

- Former Private Consultant
- Former VP of Operations Support– Essex
- Former KPMG

Anne M. Olson
EVP AND COO

- Former Partner – Dorsey & Whitney LLP's Real Estate Practice Group
- Former Director of Investment Operations - Welsh Companies, LLC

IRET rated ISS's top score of 1 - indicating highest quality corporate governance practices and lowest governance risk

Jeffrey P. Caira	Michael T. Dance	Mark O. Decker Jr.	Emily Nagle Green	Linda J. Hall	John A. Schissel	Mary J. Twinem	Terrance P. Maxwell

TRUSTEE TENURE


25%
25%
50%
Less than 2 years
2-5 years
More than 5 years

GENDER DIVERSITY


37%
63%
Female
Male

BOARD INDEPENDENCE


13%
87%
Non-independent
Independent

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INVESTMENT HIGHLIGHTS Internal Growth Opportunities Flexible Balance Sheet Differentiated Market Exposure Value Add Opportunities Best in Class Governance 18 www.iretapartments.com REITweek: 2019 Investor Conference

Investor Relations Contact: Jonathan Bishop ir@iret.com 952.401.4827